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                                                                    Exhibit 10.1



                            1996 STOCK OPTION PLAN
                                      OF
                   NEXUS HEALTHCARE INFORMATION CORPORATION


                                  I.  GENERAL

                    1.1  PURPOSE OF THE PLAN

                    The 1996 STOCK OPTION PLAN (the "Plan") of NexUS HEALTHCARE INFORMATION CORPORATION (the "Company") is intended to advance the best interests of the Company and its subsidiaries by providing employees, consultants, and others with additional incentives through the grant of options to purchase shares of common stock, $0.01 par value, of the Company (the "Common Stock"), restricted stock, stock appreciation rights and performance units, thereby increasing the personal stake of such key persons in the continued success and growth of the Company and encouraging them to remain in the employ of or otherwise involved with the Company. The Plan shall consist of two elements: (1) an employee, consultant or other element, and ((2) a fixed outside director program, in accordance with the terms of the "Director Program" attached hereto as Exhibit "A" and incorporated herein. The Director Program shall be a part of and interpreted in accordance with the terms contained herein, unless a provision of the Director Program shall be in conflict with a provision herein, in which case, for purposes of interpretation of the Director Program, the terms of the Director Program shall control.

                    1.2  ADMINISTRATION OF THE PLAN

                    The Plan shall be administered by the Compensation Committee or other designated committee (the "Committee") of the Board of Directors of the Company which shall consist solely of three or more directors meeting the definition of outside directors under Proposed Treasury Regulation Section 1.162-27(e)(3) in effect as of December 31, 1993 and the definition of a disinterested person under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Members of the Committee are not eligible to participate in the Plan. No one shall become a member of the Committee who has been eligible to participate in the Plan, in a capacity other than as
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a director, where the sole rights are to a fixed annual grant of stock option at the then current fair market value of the underlying stock, within one (1) year prior to the date of his or her proposed appointment to the Committee.

                    The Committee shall have full and final authority in its discretion to interpret conclusively the provisions of the Plan as it may deem advisable; to adopt such rules and regulations for carrying out the Plan as it may deem advisable; to decide all questions of fact arising in the application of the Plan; and to make all other determinations necessary or advisable for the administration of the Plan.

                    The Committee shall meet once each fiscal year, and at such additional times as it may determine or at the request of the chief executive officer of the Company, to designate the eligible persons, if any, to be granted awards under the Plan and the type and amount of such awards and the time when awards will be granted. No such designation by the Committee shall be effective as a grant of an award under the Plan until approved by the Board of Directors of the Company; provided, however, that the Board of Directors may empower the
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Committee to grant such awards without approval by the Board of Directors. All awards granted under the Plan shall be on the terms and subject to the conditions hereinafter provided.

                    1.3  ELIGIBLE PARTICIPANTS

                    Full time employees, including officers of the Company and its subsidiaries, consultants, independent contractors and others, as determined by the discretion of the Committee, with the approval of the Board, shall be eligible to participate in the Plan (any persons receiving an award under this Plan hereinafter referred to as a "Participant"). Directors who are not employees of the Company or its subsidiaries shall not be eligible to participate in the Plan, except to the extent of the attached Director Program.

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                    1.4  GRANTS UNDER THE PLAN

                    Grants under the Plan may be in the form of Incentive Stock Options (as described in Article II), Executive Stock Options (as described in
Article III) which are options to purchase shares of Common Stock, restricted stock (as described in Article IV), stock appreciation rights (as described in Article V), performance units (as described in Article VI) or any combination thereof.

                    1.5  OTHER COMPENSATION PROGRAMS

                    The adoption of this Plan contemplates the possible adoption of any other incentive compensation plan of NexUS HEALTHCARE INFORMATION CORPORATION as a compensation program of the Company and in no way limits or is limited by the operation, administration or amendment of any such plan. The existence and terms of the Plan shall not limit the authority of the Board of Directors in compensating employees of the Company and others in such other forms and amounts as it may determine from time to time.

                    1.6  LIMITATION ON GRANTS

                    The aggregate number of shares of Common Stock and restricted stock, including but not limited to shares reserved for issuance pursuant to the exercise of options, which may be granted or issued under the terms of the Plan may not exceed One Million (1,000,000) shares. The maximum number of shares of Common Stock that may be subject to grants under the Plan to a Participant may not exceed Forty Thousand (40,000) shares of Common Stock per fiscal year of the Company. Whenever any outstanding grant or portion thereof expires, is canceled or forfeited or is otherwise terminated for any reason without having been exercised, vested or payment having been made in respect of the entire grant, the Common Stock allocable to the expired, forfeited, canceled or otherwise terminated portion of the grant may again be the subject of further grants hereunder.

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                          II. INCENTIVE STOCK OPTIONS


     2.1  TERMS AND CONDITIONS

     Subject to the following provisions in this Article II, all Incentive Stock Options shall be in such form and upon such terms and conditions as the Committee, in its discretion, may from time to time determine.

     2.2  QUALIFIED STOCK OPTIONS

     Incentive Stock Options shall, at the time of grant, be in such form and upon such terms and conditions as may be required in order that such options will constitute incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     2.3  OPTION PRICE

     The option price per share shall be at least the Fair Market Value (as defined in Section 7.14 of this Plan) of the Common Stock on the date the Incentive Stock Option is granted.

     2.4  TERM OF OPTION

     The term of an Incentive Stock Option shall not exceed seven (7) years from the date of grant.

     2.5  PAYMENT

     Payment for shares for which an Incentive Stock Option is exercised shall be made in such manner and at such time or times as shall be provided by the Committee at the time of grant, in cash, in Common Stock, including Restricted Stock, through the surrender of stock options or stock appreciation rights, or any combination thereof.

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     2.6  EXERCISE OF OPTION

     Incentive Stock Options shall be exercisable in whole or in part after completion of such periods of service as the Committee shall specify when granting the options; provided, however, that in the absence of any Committee
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specification to the contrary, and subject to Sections 2.7 and 2.8 of this
Article II, fifty percent (50%) of the shares subject to the Incentive Stock Option shall have been earned and the Incentive Stock Option shall become exercisable with respect to such shares on the second (2nd) anniversary of the date of grant of the Incentive Stock Option. On each of the next two anniversaries of the date of the grant, an additional twenty-five percent (25%) of the shares subject to the Incentive Stock Option shall have been earned and the Incentive Stock Option shall become exercisable with respect to such shares.

     In the event that an Acceleration Event (as defined in Section 7.15) occurs, all of the shares subject to the Incentive Stock Option shall immediately become earned and the Incentive Stock Option shall become exercisable with respect to such shares. In no event, however, and notwithstanding Sections 2.7 and 2.8 of this Article II, shall an Incentive Stock Option be exercised after the expiration of seven (7) years from the date of grant.

     2.7  TERMINATION OF EMPLOYMENT

     A Participant's Incentive Stock Options shall expire three (3) months after the termination of the Participant's employment for any reason other than death, disability (as determined by the Committee) or retirement (under the applicable retirement program of the Company or one of its subsidiaries or as otherwise determined by the Committee), and shall be limited to the shares of Common Stock which could have been purchased by the Participant at the date of termination of employment.

     2.8  TERMINATION OF EMPLOYMENT BY REASON OF DEATH, DISABILITY OR RETIREMENT

     Upon the termination of a Participant's employment by reason of death, disability, or normal retirement within

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the meaning of the applicable retirement plan or thereafter, Incentive Stock
Options held at the termination date by such Participant shall be exercisable, irrespective of whether the options were fully exercisable in accordance with
Section 2.6 on that date. The Participant's Incentive Stock Options shall expire unless exercised within one (1) year from the date of such termination.

     In the case of termination of a Participant's employment by reason of early retirement within the meaning of the applicable retirement plan of the Company, Incentive Stock Options which may be exercised shall be limited to the shares which could have been purchased by the Participant at the date of such early retirement, except that the Committee, in its discretion, may waive the vesting requirements of Section 2.6. The Participant's Incentive Stock Options shall expire unless exercised within one (1) year from the date of such termination.

     The Committee may, at any time on or before the termination of the exercise period of the Participant's Incentive Stock Options, extend the exercise period if the Participant's employment is terminated for a reason specified in Section
2.8. If so extended, the term of the exercise period shall expire on the date specified by the Committee, which date shall be no later than the date which is sixty (60) months following the date of the Participant's termination of employment. If such extension could adversely affect the Participant's federal income tax treatment of the Incentive Stock Option at the time of extension or exercise, the extension shall only be made with the consent of the Participant. In no event may the term of an Incentive Stock Option, including extensions, exceed seven (7) years from the date of grant.

     2.9  SPECIAL RULE FOR 10 PERCENT SHAREHOLDERS

     If, at the time an Incentive Stock Option is granted, a Participant owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, then the terms of the Incentive Stock Option shall specify that the option price shall at the time of grant be at least one hundred ten percent (110%) of the Fair Market Value of the stock subject to the option and

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such option shall not be exercisable after the expiration of five (5) years from the date such option is granted.

     2.10  NOTICE OF DISPOSITION

     If a Participant makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of a share or shares of Common Stock issued to such Participant pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Participant pursuant to such exercise, the Participant shall, within ten (10) days of such disposition, notify the Company thereof by delivery of written notice to the Company at its principal executive office.


     2.11  ACCELERATION EVENT

     Notwithstanding anything herein to the contrary, if an Acceleration Event has occurred, then all of the shares subject to the Incentive Stock Option shall immediately become earned and the Incentive Stock Option shall become exercisable with respect to such shares on the date such Acceleration Event occurred. However, to the extent that an Accelleration would cause the amount of Stock Options which then vest to cause the limitations contained in Code Sections 161(m) or 280(g) to be applicable, the Committee shall make such adjustments, with assistance of their professional advisors, as they shall deem reasonably necessary, so as to comply with such rules and limitations.


                              III. STOCK OPTIONS

     3.1  TERMS AND CONDITIONS OF OPTIONS

     Subject to the following provisions, all Stock Options shall be in such form and upon such terms and conditions as the Committee, in its discretion, may from time to time determine.

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     3.2  NONQUALIFIED STOCK OPTIONS

     The terms of a Stock Option shall, at the time of grant, provide that it will not be treated as an incentive stock option within the meaning of Section 422 of the Code. As such, all such Stock Options shall be non-qualified stock options.

     3.3  OPTION PRICE

     The option price per share shall be at least the Fair Market Value of the Common Stock on the date the Stock Option is granted.

     3.4  TERM OF OPTION

     The term of a Stock Option shall not exceed seven (7) years from the date of grant.

     3.5  PAYMENT

     Payment for shares for which a Stock Option is exercised shall be made in such manner and at such time or times as shall be provided by the Committee at the time of grant, in cash, in Common Stock, including Restricted Stock, through the surrender of options or stock appreciation rights, or any combination thereof, or other contingent grants which the Committee determines is consistent with the Plan's purposes and applicable law.

     3.6  EXERCISE OF OPTION

     Stock Options shall be exercisable in whole or in part after completion of such periods of service as the Committee shall specify when granting the options; provided, however, that in the absence of any Committee specification to the contrary, and subject to Sections 3.7 and 3.8 of this Article III, if, at the time of grant the Participant has less than three (3) years of

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service with the Company, fifty percent (50%) of the shares subject to the Stock
Option shall be vested and the Stock Option shall become exercisable with respect to such shares on the second anniversary of the date of grant of the Employee Stock Option. If the Participant has at least three (3) years of service with the Company on the date of grant, the Stock Option shall vest as to fifty percent (50%) on the first (1st) anniversary of the date of the grant. Thereafter, on each of the next two anniversaries of the date of the grant, an additional twenty-five percent (25%) of the shares subject to the Stock Option shall have been earned and the Stock Option shall become exercisable with respect to such shares. In no event, however, and notwithstanding Sections 3.7 and 3.8, shall an Stock Option be exercised after the expiration of seven (7) years from the date of grant.

     3.7  TERMINATION OF EMPLOYMENT

     A Participant's Stock Options shall expire three (3) months after the termination of the Participant's employment for any reason other than death, disability (as determined by the Committee) or retirement (under the applicable retirement program of the Company or one of its subsidiaries or as otherwise determined by the Committee), and shall be limited to the shares which could have been purchased by the Participant at the date of termination of employment.

     3.8  TERMINATION OF EMPLOYMENT BY REASON OF DEATH, DISABILITY OR RETIREMENT

     Upon the termination of a Participant's employment by reason of death, disability, or retirement (whether normal or early retirement) within the meaning of the applicable retirement plan or thereafter, Stock Options held at the termination date by such Participant shall be exercisable, irrespective of whether the options were fully exercisable in accordance with Section 3.6 on that date. The Participant's Stock Options shall expire unless exercised within one (1) year from the date of such termination.

     The Committee may, at any time on or before the termination of the exercise period of the Participant's Stock Options, extend the exercise period if the Participant's employment is terminated for a reason specified in this Section
3.8. If so extended, the term of the exercise period shall expire on the date specified by the Committee, which date shall be no later than the date which is sixty (60) months following the date of the Participant's termination of employment. In no event may the term of a Stock

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Option, including extensions, exceed the term of option as limited by Section
3.4.

     3.9  ACCELERATION EVENT

     Notwithstanding anything herein to the contrary, if an Acceleration Event has occurred, then all of the shares subject to the Stock Option shall immediately become earned and the Stock Option shall become exercisable with respect to such shares on the date such Acceleration Event occurred. However, to the extent that an Accelleration would cause the amount of Stock Options which then vest to cause the limitations contained in Code Sections 161(m) or 280(g) to be applicable, the Committee shall make such adjustments, with assistance of their professional advisors, as they shall deem reasonably necessary, so as to comply with such rules and limitations.

     3.10 SUPPLEMENTAL PAYMENT ON EXERCISE OF OPTIONS

     The Committee may, but shall have no obligation to, at any time on or before the exercise of any Stock Option, provide for a supplemental payment by the Company or its subsidiaries to the Participant upon the exercise of any Stock Option. The amount of any such supplemental payment shall be determined by the Committee in its discretion.


                          IV. RESTRICTED STOCK GRANTS

     4.1  RESTRICTIONS

     Restricted Stock may be granted to a Participant by the Committee under a restricted stock agreement. Such agreement shall specify the number of shares granted and the conditions and terms of the restrictions. Such restrictions shall lapse for all or part of the shares granted upon satisfaction of specified Management Objectives (as defined below) within a specified "Performance Period." Restricted stock, with restrictions noted on the face of the certificates, shall be issued in the name of the Participant and deposited with the Company or its designee during the Performance Period.

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     4.2  MANAGEMENT OBJECTIVES

     Restricted Stock shall be deemed to have been earned by a Participant based upon achievement of Management Objectives specified by the Committee at the time of grant. Management Objectives may be the Participant's length of service and/or specified levels of performance objectives, or return on equity achieved by the Company or any subsidiary, department or function of the Company in which the Participant is employed. Management Objectives relating to any particular grant of Restricted Stock need not be the same as those relating to any other grant, whether made at the same or a different time.

     4.3  PERFORMANCE PERIOD

     The Performance Period with respect to Restricted Stock shall be the period of time within which the Management Objectives relating to that grant are to be achieved. The Committee shall determine the length of the Performance Period, which shall commence on the date of grant of Restricted Stock and shall be at least two (2) years in length.

     4.4  EARNING OF RESTRICTED STOCK

     The Committee shall, promptly after the date on which the necessary financial or other information for a particular Performance Period becomes available, determine the extent to which the restrictions on Restricted Stock to which such Performance Period relates have terminated based on the Participant's achievement of the relevant Management Objectives.

     4.5  RIGHTS AS SHAREHOLDER

     Except as otherwise provided in this Article IV, the Participant shall have all rights as a shareholder, including dividend rights and voting rights. During the Performance Period and subject to the restrictions set forth this Article IV, a Participant has the right to receive the dividends paid on the Common Stock at the same time and in the same amount as other shareholders of the Company. Any such dividends shall be credited to the account of the Participant maintained by the trustee and shall be subject to the restrictions set forth in

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this Article IV. If the Committee determines that the Management Objectives have not been met within the Performance Period, any such dividends shall revert to the Company.

     4.6  TERMINATION OF EMPLOYMENT

     If any Participant's employment has terminated prior to the end of the Performance Period, the extent to which Restricted Stock shall be deemed to have been earned shall be determined by multiplying the amount of the Restricted Stock which would have been earned had the Participant's employment not been terminated by a fraction, the numerator of which is the number of full calendar months such Participant was employed during the Performance Period and the denominator of which is the total number of full calendar months in the Performance Period. If a Participant's employment terminates prior to the end of a Performance Period for any reason other than because of death, disability (as determined by the Committee) or retirement (under the applicable retirement program of the Company or one of its subsidiaries or as otherwise determined by the Committee), the Committee, in its discretion, may, within sixty (60) days from the date of such termination, reduce or eliminate the amount of the Restricted Stock that shall be deemed to have been earned based on its reasonable assessment of the extent that the Participant was "on track" in meeting the performance objectives for the Performance Period.

     4.7  ACCELERATION EVENT

     Notwithstanding anything herein to the contrary, if an Acceleration Event has occurred, then all restrictions on the Restricted Stock shall lapse on the date such Acceleration Event occurred. However, to the extent that an Accelleration would cause the amount of Restricted Stock which then vest to cause the limitations contained in Code Sections 161(m) or 280(g) to be applicable, the Committee shall make such adjustments, with assistance of their professional advisors, as they shall deem reasonably necessary, so as to comply with such rules and limitations.

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                         V.  STOCK APPRECIATION RIGHTS

     5.1  IN GENERAL

     The Committee may, in its discretion, either alone or in connection with the grant of an Incentive Stock Option or a Stock Option (collectively referred to in this Article V as an "Option"), grant to Participants Stock Appreciation Rights the terms and conditions of which shall be set forth in a Stock Appreciation Rights Agreement. If granted in connection with an Option, Stock Appreciation Rights shall cover the same number of shares of Common Stock covered by the Option (or such lesser number of shares of Common Stock as the Committee may determine) and shall, except as provided in this Article V, be subject to the same terms and conditions as the related Option.

     5.2  TIME OF GRANT

     A Stock Appreciation Right may be granted (a) at any time if unrelated to an Option, or (b) if related to an Option, either at the time of grant, or at any time thereafter during the term of the Option.

     5.3  STOCK APPRECIATION RIGHT RELATED TO AN OPTION

          (a) EXERCISE. Subject to Section 5.7, a Stock Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Option is exercisable, and will not be transferable except to the extent the related Option may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a share of the Common Stock on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option Agreement.

          (b) AMOUNT PAYABLE. Upon the exercise of a Stock Appreciation Right related to an Option, the Participant shall be entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a share of Common Stock on the day immediately preceding the date of exercise of such Stock Appreciation Right over the per share purchase price under the

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related Option, by (ii) the number of shares of Common Stock as to which such
Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Stock Appreciation Rights Agreement evidencing the Stock Appreciation Right at the time it is granted.

          (c) TREATMENT OF RELATED OPTIONS AND STOCK APPRECIATION RIGHTS UPON EXERCISE. Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of shares of Common Stock as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of shares of Common Stock as to which the Option is exercised or surrendered.

     5.4  STOCK APPRECIATION RIGHTS UNRELATED TO AN OPTION

          (a) TERMS AND CONDITIONS. The Committee may grant to Participants Stock Appreciation Rights unrelated to Options. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability (subject to Section 5.7), vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years. Upon the exercise of a Stock Appreciation Right unrelated to an Option, the Participant shall be entitled to receive an amount determined by multiplying
(a) the excess of the Fair Market Value of a share of Common Stock on the day immediately preceding the date of exercise of such Stock Appreciation Right over the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Right was granted, by (b) the number of shares of Common Stock as to which the Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Stock Appreciation Rights Agreement evidencing the Stock Appreciation Right at the time it is granted.

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          (b)  TERMINATION OF EMPLOYMENT. Stock Appreciation Rights unrelated to
Options shall expire three (3) months after the termination of the Participant's employment for any reason other than death, disability (as determined by the Committee) or retirement (under the applicable retirement program of the Company or one of its subsidiaries or as otherwise determined by the Committee), and shall be limited to the Stock Appreciation Rights which could have been exercised by the Participant at the date of termination of employment; provided,
                                                                       --------
however, that the Committee, in its discretion, may, within sixty (60) days from
- -------
the date of such termination, reduce or eliminate the amount of the Stock Appreciation Rights that shall be deemed to have been earned.

          (c) TERMINATION OF EMPLOYMENT BY REASON OF DEATH, DISABILITY OR RETIREMENT. Upon the termination of a Participant's employment by reason of death, disability, or retirement (whether normal or early retirement) within the meaning of the applicable retirement plan or thereafter, Stock Appreciation Rights held at the termination date by such Participant shall be exercisable, irrespective of whether the Stock Appreciation Rights were fully exercisable in accordance with the Stock Appreciation Rights Agreement on that date. The Participant's Stock Appreciation Rights shall expire unless exercised within one
(1) year from the date of such termination.

          The Committee may, at any time on or before the termination of the exercise period of the Participant's Stock Appreciation Rights, extend the exercise period if the Participant's employment is terminated for a reason specified in this Section 5.4(c). If so extended, the term of the exercise period shall expire on the date specified by the Committee, which date shall be no later than the date which is sixty (60) months following the date of the Participant's termination of employment. In no event may the term of a Stock Appreciation Right, including extensions, exceed the term of the Stock Appreciation Right established by the Committee at the time of the grant.

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     5.5  METHOD OF EXERCISE

     Stock Appreciation Rights shall be exercised by a Participant only by a written notice delivered to the Committee (in care of the Secretary of the Company) at the Company's principal executive office, specifying the number of shares of Common Stock with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Participant shall deliver the Stock Appreciation Rights Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Stock Appreciation Rights Agreement to the Participant.

     5.6  FORM OF PAYMENT

     Payment of the amount determined under Sections 5.3(b) or 5.4(a) may be made in the discretion of the Committee, solely in whole shares of Common Stock in a number determined at their Fair Market Value on the day immediately preceding the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Common Stock. If the Committee decides to make full payment in Common Stock and the amount payable results in a fractional share of Common Stock, payment for the fractional share of Common Stock will be made in cash. Notwithstanding the foregoing, no payment in the form of cash may be made upon the exercise of a Stock Appreciation Right to an officer of the Company or of its subsidiaries who is subject to liability under Section 16(b) of the Exchange Act, unless the exercise of such Stock Appreciation Right is made either (i) during the period beginning on the third business day and ending on the twelfth business day following the date of release for publication of the Company's quarterly or annual statements of earnings or (ii) pursuant to an irrevocable election to receive cash made at least six (6) months prior to the exercise of such Stock Appreciation Right.

     5.7  RESTRICTIONS

     No Stock Appreciation Right may be exercised before the date six (6) months after the date it is granted, except that this restriction shall not apply in the event of a death or disability

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of the Participant occurring before the expiration of the six-month period.

     5.8  ACCELERATION EVENT

     Notwithstanding anything contained in this Plan to the contrary, in the event of an Acceleration Event, subject to Section 5.7, all Stock Appreciation Rights shall become immediately and fully exercisable. However, to the extent that an Accelleration would cause the amount of Stock Appreciation Rights which then vest to cause the limitations contained in Code Sections 161(m) or 280(g) to be applicable, the Committee shall make such adjustments, with assistance of their professional advisors, as they shall deem reasonably necessary, so as to comply with such rules and limitations.


                            VI.  PERFORMANCE UNITS

     6.1  TERMS AND CONDITIONS OF GRANTS

     One Performance Unit shall have a cash value equal to the Fair Market Value of one share of Common Stock. The number of Performance Units to which the Participant is entitled is based upon certain Management Objectives over a Performance Period (as defined in Section 6.3) as determined by the Committee at the time of grant and as set forth in a Performance Unit Agreement. The Performance Unit Agreement shall specify the number of Performance Units granted and the Management Objectives and applicable performance period.

     6.2  MANAGEMENT OBJECTIVES

     Performance Units shall be deemed to have been earned by a Participant based upon fulfillment of Management Objectives specified by the Committee at the time of grant. The Management Objectives may be the Participant's length of service and/or specified levels performance objectives, or return on equity achieved by the Company or any subsidiary, department or function of the Company in which the Participant is employed. Management Objectives relating to any particular grant of a Performance

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Units need not be the same as those relating to any other grant, whether made at the same or a different time.

     6.3  PERFORMANCE PERIOD

     The Performance Period with respect to any Performance Unit shall be the period of time within which the Management Objectives relating to that grant are to be achieved (which shall be no less than 12 months). The Committee shall determine the length of the Performance Period, which shall commence on the date of grant of the Performance Units.

     6.4  EARNING OF GRANT

     The Committee shall, promptly after the date on which the necessary financial or other information for a particular Performance Period becomes available, determine the extent to which the Management Objectives have been achieved prior to the expiration of the Performance Period and, if such Management Objectives have been achieved, the restrictions on such Performance Units may, in the discretion of the Committee, be deemed to have been satisfied prior to the expiration of the Performance Period. Upon the expiration of the Performance Period, if the Committee determines that the Management Objectives have not been met, the Performance Units shall revert to the Company.

     6.5  RIGHTS AS SHAREHOLDER

     During the Performance Period and subject to the restrictions set forth this Article VI, a Participant has the right to receive an amount equal to the dividends paid on the Common Stock at the same time and in the same amount as other shareholders of the Company (by assuming that, for purposes of such dividend, each Performance Unit is equivalent to one share of Common Stock). Any such dividends shall be credited to the account of the Participant maintained by the trustee and shall be subject to the restrictions set forth in this Article
VI. If the Committee determines that the Management Objectives have not been met within the Performance Period, any such dividends shall revert to the Company.

     6.6  TERMINATION OF EMPLOYMENT

     If any Participant's employment has terminated prior to the end of the Performance Period, the extent to which Performance Units shall be deemed to have been earned shall be determined by multiplying the amount of the Performance Units which would have been earned had the Participant's employment not been terminated by a fraction, the numerator of which is the number of full calendar months such Participant was employed during the Performance Period and the denominator of which is the total number of full calendar months in the Performance Period. If a Participant's employment terminates for any reason other than because of death, disability (as determined by the Committee) or retirement (under the applicable retirement program of the Company or one of its subsidiaries or as otherwise determined by the Committee), the Committee, in its discretion, may, within sixty (60) days from the date of such termination, reduce or eliminate the amount of the Performance Units which shall be deemed to have been earned.

     6.7  FORM OF PAYMENT

     In accordance with Section 6.4, upon the expiration of the Performance Period and the determination by the Committee that the Management Objectives established by the Committee at the time of grant of the Performance Units have been met, the Company shall distribute cash to the Participant in an amount equal to the number of Performance Units multiplied by the Fair Market Value of the Common Stock as of the date of distribution.

     6.8  ACCELERATION EVENT

     Notwithstanding anything herein to the contrary, if an Acceleration Event has occurred, then all restrictions on the Performance Units shall be deemed to have been satisfied as of the date of the Acceleration Event, and such Performance Units shall become payable on the date such Acceleration Event occurred. However, to the extent that an Accelleration would cause the amount of Performance Units which then vest to cause the limitations contained in Code Sections 161(m) or 280(g) to be applicable, the Committee shall make such adjustments, with assistance of their professional advisors, as they shall deem reasonably necessary, so as to comply with such rules and limitations.


                          VII. ADDITIONAL PROVISIONS

     7.1  GENERAL RESTRICTIONS

     Each grant under the Plan shall be subject to the requirement that if the Committee shall determine, at any time, that (a) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (b) the consent or approval of any government regulatory body, or (c) an agreement by the Participant with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, the granting or the issuance or purchase of shares of Common Stock thereunder, such grant may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

     7.2  ADJUSTMENTS FOR CHANGES IN CAPITALIZATION

     In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, rights offer, liquidation, dissolution, merger, consolidation, spin-off or sale of assets, or any other change in or affecting the corporate structure or capitalization of the Company, the Board of Directors shall make such adjustments as the Committee may recommend, and as the Board of Directors in its discretion may deem appropriate, in the number and kind of shares authorized by the Plan, in the number, option price or kind of shares covered by the grants and in any outstanding grants under the Plan in order to prevent substantial dilution or enlargement thereof.

     7.3  AMENDMENTS

     The Board of Directors may discontinue the Plan at any time, and may amend it from time to time, but no amendment, without approval by shareholders, may
(a) increase the total number of shares which may be issued under the Plan, except as provided in Section 7.2 hereof, (b) change the persons to whom grants may be granted, or (c) cause the Plan to no longer comply with Rule 16b-3 of the Exchange Act or any other federal or state statutory or regulatory requirements.

     7.4  MODIFICATION OR SUBSTITUTION

     Subject to the terms of the Plan, the Committee may modify outstanding grants under the Plan or accept the surrender of outstanding grants and make new grants in substitution for them. Notwithstanding the foregoing, no modification of any grant shall adversely alter or impair any rights or obligations of the Participant without the Participant's consent.

     7.5  CANCELLATION OF GRANTS

     Any grant under the Plan may be canceled at any time with the consent of the Participant, and a new grant may be provided to such Participant in lieu thereof.

     7.6  SHARES SUBJECT TO THE PLAN

     Shares distributed pursuant to the Plan shall be made available from authorized but unissued shares or from shares purchased or otherwise acquired by the Company for use in the Plan, as shall be determined from time to time by the Committee.

     7.7  RIGHTS OF A SHAREHOLDER

     Participants under the Plan, unless otherwise provided by the Plan, shall have no rights as shareholders by reason thereof unless and until certificates for shares of Common Stock are issued to them.

     7.8  WITHHOLDING

          (a) The Company shall have the right to deduct from any distribution of cash or Common Stock to any Participant an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to any grant under the Plan. If a Participant is to experience a taxable event in connection with the receipt of cash or shares of Common Stock pursuant to an Option exercise or payment of a grant (a "Taxable Event"), the Participant shall pay the Withholding Taxes to the Company prior to the issuance, or release from the trust, of such shares of Common Stock. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Participant may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the cash or shares of Common Stock then issuable to the Participant having an aggregate Fair Market Value on the day immediately preceding the date of such issuance equal to the Withholding Taxes, provided that in respect of a Participant who may be subject to liability under Section 16(b) of the Exchange Act either: (i) in the case of a Taxable Event involving an Option, grant of Restricted Stock, or Stock Appreciation Rights (A) the Tax Election is made at least six (6) months prior to the date of the Taxable Event and (B) the Tax Election is irrevocable with respect to all Taxable Events of a similar nature occurring prior to the expiration of six (6) months following a revocation of the Tax Election; or (ii) in the case of the exercise of an Option (A) the Participant makes the Tax Election at least six (6) months after the date the Option was granted, (B) the Option is exercised during the ten (10) day period beginning on the third business day and ending on the twelfth business day following the release for publication of the Company's quarterly or annual statement of sales and earnings (the "Window Period") and (C) the Tax Election is made during the Window Period in which the related Option is exercised or prior to such Window Period and subsequent to the immediately preceding Window Period; or (iii) in the case of a Taxable Event relating to the payment of any award (A) the Participant makes the Tax Election at least six (6) months after the date the Restricted Stock or Stock Appreciation Rights were granted and (B) the Tax Election is made (x) in the case of a

Taxable Event occurring within a Window Period, during the Window Period in which the Taxable Event occurs, or (y) in the case of a Taxable Event not occurring within a Window Period, during the Window Period immediately preceding the Taxable Event relating to the Restricted Stock or Stock Appreciation Rights. Notwithstanding the foregoing, the Committee may, by the adoption of rules or otherwise, (i) modify the provisions of this Section 7.8 as may be necessary to ensure that the Tax Elections will be exempt transactions under Section 16(b) of the Exchange Act, and (ii) permit Tax Elections to be made at such other times and subject to such other conditions as the Committee determines will constitute exempt transactions under Section 16(b) of the Exchange Act.

          (b) The Committee shall have the authority, at the time of grant of an Option, Restricted Stock, Stock Appreciation Right or Performance Unit under the Plan or at any time thereafter, to grant tax bonuses to designated Participants to be paid upon their exercise of Options or payment in respect of Restricted Stock, Stock Appreciation Rights or Performance Units granted hereunder. The amount of any such payments shall be determined by the Committee and shall not be in excess of the amount determined pursuant to Section 3.10 of the Plan (except that, with respect to Restricted Stock, Stock Appreciation Rights or Performance Units, the "Spread," for purposes of applying Section 3.10, shall be the difference between the amount paid for the Restricted Stock, Stock Appreciation Right or Performance Unit, as applicable, and the Fair Market Value of the Common Stock (or cash) distributed). The Committee shall have full authority in its absolute discretion to determine the amount of any such tax bonus (subject to the limits of Section 3.10) and the terms and conditions affecting the vesting and payment thereof.

     7.9 "CASHLESS" EXERCISE OF OPTIONS. If requested by the Participant, the Company shall undertake to cause such exercise of an Option to be "cashless" to such Participant, by causing the immediate sale of sufficient Shares of Common Stock to permit the funds received from such sale to cover the purchase price for the Shares received from the exercise of such Option, plus the Withholding Amount discussed in Section 7.8. However, if on advice of counsel, the Committee determines that such sale is restricted by applicable law, then the Company's obligation to make the exercise of such Option "cashless" shall be relieved and the Participant shall be required to provide the funds necessary to acquire such Shares and pay the Withholding Amount.

     7.10  NON-ASSIGNABILITY

     Except as expressly provided in the Plan, no grant shall be transferable except by will, the laws of descent and distribution or a qualified domestic relations order ("QDRO") as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. During the lifetime of the Participant, except as expressly provided in the Plan, grants under the Plan shall be exercisable only by such Participant or by the guardian or legal representative of such Participant or pursuant to a QDRO.

     7.11  NON-UNIFORM DETERMINATIONS

     Determinations by the Committee under the Plan (including, without limitation, determinations of the persons to receive grants, the form, amount and timing of such grants, and the terms and provisions of such grants and the agreements evidencing the same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, grants under the Plan, whether or not such persons are similarly situated.

     7.12  NO GUARANTEE OF EMPLOYMENT

     Grants under the Plan shall not constitute an assurance of continued employment for any period.

     7.13  EFFECTIVE DATE; DURATION

     The Plan shall become effective as of the initial issuance of stock of the Company through a publicly registered offering of stock subsequent to June 10, 1996, the date that this plan was approved by the shareholders. No grant may be given under the Plan after April 30, 2002, but grants theretofore granted may extend beyond such date.

     7.14  FAIR MARKET VALUE

     The phrase "Fair Market Value" on any date means the average of the high and low sales prices of the shares of Common Stock on such date on the principal national securities exchange on which such shares of Common Stock are listed or admitted to trading. If the shares of Common Stock on such date are not listed or admitted to trading, the Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code.

     7.15  ACCELERATION EVENT

     Notwithstanding anything herein to the contrary, if a Change in Control of the Company occurs or if the Committee determines in its sole discretion that an Acceleration Event has occurred, then all Incentive Stock Options, Stock Options, Stock Appreciation Rights and Performance Units shall become fully exercisable and all restrictions on the Restricted Stock Grants and Performance Units shall expire as of the date such Change in Control occurred or the Committee determines than an Acceleration Event has occurred.

     For the purposes of the Plan, an Acceleration Event includes, but is not limited to, any Change in Control of the Company, which shall be deemed to have occurred upon the earliest of the following events:

          (a) when the Company acquires actual knowledge that any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act) directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then-outstanding securities;

          (b) upon the first purchase of Common Stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company);

          (c) upon the approval by the Company's shareholders of (i) a merger or consolidation of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving corporation and which does not result in any capital reorganization or reclassification or other change in the Company's then-outstanding shares of Common Stock), (ii) a sale or disposition of all or substantially all of the Company's assets or (iii) a plan of liquidation or dissolution of the Company;

          (d) if during any period of two consecutive years, the individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period, or

          (e) if the Board of Directors or any designated committee determines in its sole discretion that any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) directly or indirectly exercises a controlling influence over the management or policies of the Company.

Certified as the adopted Plan by the Company Secretary as of this ____ day of _______, 1996.



              /s/ David A. Webster
     -------------------------------------------
     David A. Webster, Secretary/General Counsel

                               DIRECTORS PROGRAM

                                   Under the

                            1996 STOCK OPTION PLAN
                                      OF

NEXUS HEALTHCARE INFORMATION CORPORATION


                                  I. GENERAL

     1.1  PURPOSE OF THE PROGRAM.

     The purpose of the NEXUS HEALTHCARE INFORMATION CORPORATION ("NHIC") Directors Program (the "Director Program) is to enable NHIC (the "Company") to attract and retain persons of exceptional ability to serve as directors of the Company and to align the interests of directors and shareholders in enhancing the value of the Company's common stock (the "Common Stock").

     1.2  ADMINISTRATION OF THE DIRECTOR PROGRAM.

     The Director Program shall be administered by the Company's Board of Directors (the "Board") which shall have full and final authority in its discretion to interpret, administer and amend the provisions of the Director Program; to adopt rules and regulations for carrying out the Director Program; to decide all questions of fact arising in the application of the Director Program; and to make all other determinations necessary or advisable for the administration of the Director Program. The Board shall meet once each fiscal year, and at such additional times as it may determine or as is requested by the chief executive officer of the Company.

     1.3  ELIGIBLE PARTICIPANTS.

     Each member of the Board who is not a full-time employee of the Company or any of its subsidiaries shall be a participant (a "Participant") in the Director Program.


     1.4  GRANTS UNDER THE DIRECTOR PROGRAM.

     Grants under the Director Program shall be in the form of stock options as described in Section II (an "Option" or "Options").

     1.5  SHARES.

     The aggregate number of shares of Common Stock, including but not limited to shares reserved for issuance pursuant to the exercise of Options, which may be granted or issued under the terms of the Director Program, may not exceed (in combination with the stock options granted under the Company Stock Option Plan), One Million (1,000,000) shares, and hereby are reserved for such purpose. Whenever any outstanding grant or portion thereof expires, is canceled or forfeited or is otherwise terminated for any reason without having been exercised, the Common Stock allocable to the expired, forfeited, canceled or otherwise terminated portion of the grant may again be the subject of further grants hereunder.

     Notwithstanding the foregoing, the number of shares of Common Stock available for grants at any time under the Director Program shall be reduced to such lesser amount as may be required pursuant to the methods of calculation necessary so that the exemptions provided pursuant to Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") will continue to be available for transactions involving all current and future grants. In addition, during the period that any grants remain outstanding under the Director Program, the Board may make good faith adjustments with respect to the number of shares of Common Stock attributable to such grants for purposes of calculating the maximum number of shares of Common Stock available for the granting of future grants under the Director Program, provided that following such adjustments the exemptions provided pursuant to Rule 16b-3 under the Exchange Act will continue to be available for transactions involving all current and future grants.

     1.7  DEFINITIONS

     The following definitions shall apply to the Director Program:

     (a) "Disability" shall have the meaning provided in the Company's applicable disability plan or, in the absence of such a definition, when a Participant becomes totally disabled (as determined by a physician mutually acceptable to the Participant and the Company) before termination of his or her service on the Board if such total disability continues for more than three (3) months.

     (b) "Fair Market Value" means the average of the high and low sales prices of the shares of Common Stock on such date on the principal national securities exchange or automated quotation system of a registered securities association on which such shares of Common Stock are listed or admitted to trading. If the shares of Common Stock on such date are not listed or admitted to trading, the Fair Market Value shall be the value established by the Board in good faith.

     (c) "Retirement" shall have the meaning provided in the Company's retirement policy applicable to directors of the Company.


                                  II. OPTIONS

     2.1  TERMS AND CONDITIONS OF OPTIONS

          (i) Each Participant, who is a Participant as of the time the Company goes effective with its initial public offering of shares of Common Stock (the "IPO Grant") shall receive the number of Options granted to such Director in the separate IPO Grant Agreement with such Director, in accordance with the schedule attached as Exhibit "A." The shares granted in such IPO Grant shall be part of and subject to the limitations on total grants of shares under Section 1.5 of this Director Program.

          (ii) Each Participant shall receive an annual grant of an Option to purchase two thousand (2,000) shares of Common Stock on the date of each annual meeting of shareholders of the Company at which directors are elected (an "Annual Meeting Date") during the period such director serves on the Board.

     2.2  NONQUALIFIED STOCK OPTIONS

     The terms of the Options shall, at the time of grant, provide that the Options will not be treated as incentive stock options within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). As such, the Option shall be non-qualified stock options.

     2.3  OPTION PRICE

     The option price per share shall be the Fair Market Value of the Common Stock on the date the Option is granted.

     2.4  TERM AND EXERCISE OF OPTIONS

     (a) The term of an Option shall not exceed seven (7) years from the date of grant. Except as provided in this Section 2.4, after a Participant ceases to serve as a director of the Company for any reason, including, without limitation, Retirement, or any other voluntary or involuntary termination of a Participant's service as a director (a "Termination"), the unexercisable portion of an Option shall immediately terminate and be null and void, and the unexercised portion of any outstanding Options held by such Participant shall terminate and be null and void for all purposes, after three (3) months have elapsed from the date of the Termination unless extended by the Board, in its sole discretion, within thirty (30) days from the date of the Termination. Upon a Termination as a result of death or Disability, any outstanding Options may be exercised by the Participant or the Participant's legal representative within twelve (12) months after such death or Disability; provided, however, that in no event shall the period extend beyond the expiration of the option term.

     (b) Options shall become exercisable in whole or in part as follows: If, at the time of grant, the Participant has less than three (3) years of service with the Company, fifty percent (50%) of the shares subject to the Stock Option shall be vested and the Stock Option shall become exercisable with respect to such shares on the second (2nd) anniversary of the date of grant of the Employee Stock Option. If the Participant has at least three (3) years of service with the Company on the date of grant, the Stock Option shall vest as to fifty percent (50%) on the first (1st) anniversary of the date of the grant. Thereafter, on each of the next two anniversaries of the date of the grant, an additional twenty-five percent (25%) of the shares subject to the Stock Option shall have been earned and the Stock Option shall become exercisable with respect to such shares. In no event, however, shall an Option be exercised after the expiration of seven (7) years from the date of grant.

     (c) A Participant, by written notice to the Company, may designate one or more persons (and from time to time change such designation) including his or her legal representative, who, by reason of his or her death, shall acquire the right to exercise all or a portion of the Option. If no designation is made before the death of the Participant, the Participant's Option may be exercised by the personal representative of the Participant's estate, or by a person who acquired the right to exercise such Option by will or the laws of descent and distribution. If the person with exercise rights desires to exercise any portion of the Option, such person must do so in accordance with the terms and conditions of this Director Program.

     2.5  NOTICE OF EXERCISE

     When exercisable pursuant to the terms of the Director Program and the governing stock option agreement, an Option shall be exercised by the Participant as to all or part of the shares subject to the Option by delivering written notice of exercise to the Company at its principal business office or such other office as the Company may from time to time direct, (a) specifying the number of shares to be purchased, (b) accompanied by a check payable to the Company in an amount equal to the full exercise price of the number of shares being exercised, (c) including a Tax Election, if applicable, in accordance with
Section 3.7, and (d) containing such further provisions consistent with the provisions of the Director Program, as the Company may from time to time prescribe. No Option may be exercised after the expiration of the term specified in Section 2.4 hereof.

     2.6  LIMITATION OF EXERCISE PERIODS

     The Board may limit the time periods within which an Option may be exercised if a limitation on exercise is deemed necessary in order to effect compliance with applicable law.

     2.7  CHANGE IN CONTROL

     Notwithstanding anything herein to the contrary, if a Change in Control has occurred, then the Option shall immediately become exercisable on the date such Change in Control occurred.

                           III.  GENERAL PROVISIONS

     3.1  GENERAL RESTRICTIONS

     Each grant under the Director Program shall be subject to the requirement that if the Board shall determine, at any time, that (a) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (b) the consent or approval of any government regulatory body, or (c) an agreement by the Participant with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, the granting or the issuance or purchase of shares of Common Stock thereunder, such grant may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Board.

     3.2  ADJUSTMENTS FOR CHANGES IN CAPITALIZATION

     In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, rights offer, liquidation, dissolution, merger, consolidation, spin-off or sale of assets, or any other change in or affecting the corporate structure or capitalization of the Company, the Board shall make such adjustments as the Board may recommend, and as the Board in its discretion may deem appropriate, in the number and kind of shares authorized by the Director Program, in the number, Option price or kind of shares covered by the grants and in any outstanding grants under the Director Program in order to prevent substantial dilution or enlargement thereof.

     3.3  AMENDMENTS

     Without further approval of the shareholders, the Board may discontinue the Director Program at any time and may amend it from time to time in such respects as the Board may deem advisable, unless shareholder or regulatory approval is required by law or regulation, and subject to any conditions established by the terms of such amendment; provided however, that the Director Program may not be amended more than once every six (6) months other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules thereunder.

     3.4  MODIFICATION, SUBSTITUTION OR CANCELLATION OF GRANTS

     No rights or obligations under any outstanding Option may be altered or impaired without the Participant's consent. Any grant under the Director Program may be canceled at any time with the consent of the Participant, and a new grant may be provided to such Participant in lieu thereof.

     3.5  SHARES SUBJECT TO THE DIRECTOR PROGRAM

     Shares distributed pursuant to the Director Program shall be made available from authorized but unissued shares or from shares purchased or otherwise acquired by the Company for use in the Director Program, as part of the 1996 Stock Option Plan of the Company, as shall be determined from time to time by the Board.

     3.6  RIGHTS OF A SHAREHOLDER

     Participants under the Director Program, unless otherwise provided by the Director Program, shall have no rights as shareholders by reason thereof unless and until certificates for shares of Common Stock are issued to them.

     3.7  WITHHOLDING

     The Company shall have the right to deduct from any distribution of Common Stock to any Participant an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld (the "Withholding Taxes") with respect to any grant under the Director Program. If a Participant is to experience a taxable event in connection with the receipt of cash or shares of Common Stock pursuant to an Option exercise (a "Taxable Event"), the Participant shall pay the Withholding Taxes to the Company prior to the issuance of such shares of Common Stock. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Participant may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Board, to have withheld a portion of the shares of Common Stock then issuable to the Participant having an aggregate Fair Market Value on the day immediately preceding the date of such issuance equal to the Withholding Taxes, provided that in respect of a Participant who may be subject to liability under Section 16(b) of the Exchange Act either: (i) in the case of a Taxable Event involving an Option or a grant of Restricted Stock, (A) the Tax Election is made at least six (6) months prior to the date of the Taxable Event and (B) the Tax Election is irrevocable with respect to all Taxable Events of a similar nature occurring prior to the expiration of six (6) months following a revocation of the Tax Election; (ii) in the case of the exercise of an Option
(A) the Participant makes the Tax Election at least six (6) months after the date the Option was granted, (B) the Option is exercised during the ten (10) day period beginning on the third business day and ending on the twelfth business day following the release for publication of the Company's quarterly or annual statement of sales and earnings (the "Window Period") and (C) the Tax Election is made during the Window Period in which the Option is exercised or prior to such Window Period and subsequent to the immediately preceding Window Period; or (iii) in the case of a Taxable Event relating to the payment of an award, (A) the Participant makes the Tax Election at least six (6) months after the date of grant and (B) the Tax Election is made
(1) in the case of a Taxable Event occurring within a Window Period, during the Window Period in which the Taxable Event occurs or (2) in the case of a Taxable Event not occurring within a Window Period, during the Window Period immediately preceding the Taxable Event. Notwithstanding the foregoing, the Board may, by the adoption of rules or otherwise, (i) modify the provisions of this Section
4.7 as may be necessary to ensure that the Tax Elections will be exempt transactions under Section 16(b) of the Exchange Act, and (ii) permit Tax Elections to be made at such other times and subject to such other conditions as the Board determines will constitute exempt transactions under Section 16(b) of the Exchange Act.

     3.8  NON-ASSIGNABILITY

     Except as expressly provided in the Director Program, no grant shall be transferable except by will, the laws of descent and distribution or a qualified domestic relations order ("QDRO") as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. During the lifetime of the Participant, except as expressly provided in the Director Program, grants under the Director Program shall be exercisable only by such Participant or by the guardian or legal representative of such Participant or pursuant to a QDRO.

     3.9  NON-UNIFORM DETERMINATIONS

     Determinations by the Board under the Director Program (including, without limitation, determinations of the persons to receive grants, the form, amount and timing of such grants, and

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

the terms and provisions of such grants and the agreements evidencing the same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Director Program, whether or not such persons are similarly situated.

     3.10 EFFECTIVE DATE; DURATION

     The Director Program shall become effective as of the date the Company becomes admitted to trading on the NASDAQ, subject to approval by the shareholders. No grant may be given under the Director Program after April 30, 2002, but grants theretofore granted may extend beyond such date.

     3.11 CHANGE IN CONTROL

     Notwithstanding anything herein to the contrary, if a Change in Control of the Company occurs, then all Options shall become fully exercisable and all restrictions on the Restricted Stock shall lapse as of the date such Change in Control occurred. For the purposes of the Director Program, a Change in Control of the Company shall be deemed to have occurred upon the earliest of the following events:

          (a) when the Company acquires actual knowledge that any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than any person who was the beneficial owner of 25% or more of the Common Stock as of the effective date of the Director Program, becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act) directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then-outstanding securities;

          (b) upon the first purchase of Common Stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company);

          (c) upon the approval by the Company's shareholders of (i) a merger or consolidation of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving corporation and which does not result in any capital reorganization or reclassification or other change in

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

the Company's then-outstanding shares of Common Stock), (ii) a sale or disposition of all or substantially all of the Company's assets or (iii) a plan of liquidation or dissolution of the Company; or

          (d) if the Board of Directors or any designated Board determines in its sole discretion that any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a person who exercised a controlling influence as of the effective date of the Director Program, directly or indirectly exercises a controlling influence over the management or policies of the Company.


     3.12 GOVERNING LAW

     The Director Program and all actions taken thereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.



Certified as the adopted Director Program by the Company Secretary as of this ________ day of _______________, 1996.



                  ___________________________________________
                  David A. Webster, Secretary/General Counsel

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

                                  EXHIBIT "A"

                        IPO OPTION GRANTS TO DIRECTORS

     The following options shall be granted to the named directors, as noted:

Richard M. Abell                         10,000

Paul Gross                               10,000

Laszlo Makk                              10,000

Alice H. Lusk                             7,000

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